UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 20, 2008
Date of Report (date of earliest event reported)
CYPRESS BIOSCIENCE, INC.
(Exact name of Registrant as specified in charter)

Delaware	0-12943	22-2389839

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4350 Executive Drive, Suite 325
San Diego, California 92121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 452-2323
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD.
On October 20, 2008, we issued a joint press release with our corporate partner, Forest Laboratories, Inc., in which we announced that the U.S. Food and Drug Administration has advised us that it was not able to take final action by the scheduled Prescription Drug User Fee Act action date of October 18, 2008, on the New Drug Application for milnacipran; a selective serotonin and norepinephrine dual reuptake inhibitor, for the management of fibromyalgia. The text of this press release is set forth as Exhibit 99.1.
In accordance with general instructions B.6 of Form 8-K, the information in this report, including Exhibit 99.1, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:
The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed.
99.1	Press Release dated October 20, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS BIOSCIENCE, INC.
By:	/s/ Jay D. Kranzler
Jay D. Kranzler
Chief Executive Officer

Date: October 20, 2008

INDEX TO EXHIBITS
99.1	Press Release dated October 20, 2008.

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